SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2007

VISTULA COMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 317-8900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2007, Mr. J. Marcus Payne resigned from the board of directors of Vistula Communications Services, Inc. (the “Company”).  Mr. Payne resigned for personal reasons. To the knowledge of the Company, his resignation was not in connection with any disagreement concerning matters relating to the Company’s operations, policies or practices.

Effective August 6, 2007, Mr. Jack Early resigned from the board of directors of the Company and as its chief operating officer. Mr. Early resigned for personal reasons. To the knowledge of the Company, his resignation was not in connection with any disagreement concerning matters relating to the Company’s operations, policies or practices.

Effective August 7, 2007, Mr. Jared Taylor resigned from his positions as chief financial officer, secretary and treasurer of the Company. Mr. Taylor resigned for personal reasons.

Effective August 8, 2007, Mr. Rupert Galliers-Pratt has been appointed the Company’s interim chief financial officer. Mr. Galliers-Pratt has served as chairman of our board of directors since our inception. He served as our President and Chief Executive Officer from our inception until September 1, 2004 and resumed service in those capacities on February 8, 2005 to April 12, 2006, and further resumed services in those capacities on August 1, 2006. He also serves as chairman of the board of directors of our subsidiaries, Vistula Limited, Vistula USA, Inc., Vistula Communications SA (PTY) Ltd., and Cardlink Services Limited. He was one of the founding shareholders of Vistula Limited, which we acquired in March 2004. Mr. Galliers-Pratt has served as chairman of Vistula Limited since its incorporation in August 2002.

Effective August 9, 2007, Mr. Ian Cope has been appointed as the Company’s chief operating officer. Mr. Cope’s previously served as the Company’s chief operating officer from January 2006 to May 2007 and served as the Company’s chief technical officer from May 2007 to August 2007. Mr. Cope was the chief technical officer at DSLi Corporation since November 2002 where he was responsible for the complete operations of a facilities-based competitive local exchange carrier providing a full range of voice and data services using both traditional circuit switched infrastructure and IP Centrex.

Effective June 1, 2007, Mr. Adam Bishop resigned form his position as President, Vistula Limited, a wholly-owned subisidiary of the Company. Mr. Bishop continues to serve as a director for two of the Company’s subsidiaries, Vistula Limited and Goodman Blue Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES,INC.

Dated: August 9, 2007	/s/ Rupert Galliers-Pratt
Rupert Galliers-Pratt CEO and President